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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) August 9, 2000
                                                          --------------

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                      0-30753                  37-1397683
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(State or other Jurisdiction of   (Commission               (IRS Employer
 Incorporation or Organization    File Number)              Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
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               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)





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ITEM 8.  CHANGE IN FISCAL YEAR

      On August 9, 2000, the Board of Directors of First Federal Bancshares, Inc. ("Corporation") changed the fiscal year end of the Corporation from February 28 to December 31, effective December 31, 2000. A transition report on Form 10-KSB covering the transition period from March 1, 2000 through December 31, 2000 will be filed by March 31, 2001. The Corporation will commence reporting on the basis of its new fiscal year with the quarter ending September 30, 2000.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST FEDERAL BANCSHARES, INC.



Dated: August 10, 2000        By: James J. Stebor
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                                  James J. Stebor
                                  President and Chief Executive Officer